UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23319

Carlyle Tactical Private Credit Fund

(Exact name of registrant as specified in charter)

6803 S. Tucson Way

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip Code)

Joseph Benedetti, Esq.

c/o Invesco Advisers, Inc.

225 Liberty Street

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report	12/31/2019

Carlyle Tactical Private Credit Fund*
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 833 677 3646 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
*Prior to November 4, 2019, the Fund's name was OFI Carlyle Private Credit Fund.

Performance
Class	Ticker	Inception Date	1-Year	Since Inception
A Share	TAKAX	6/4/2018	4.48%	2.71%
A Share with 3.5% Sales Load[1]	TAKAX	6/4/2018	0.80%	-0.85%
I Share	TAKIX	9/4/2018	5.48%	3.85%
L Share	TAKLX	9/4/2018	4.79%	3.04%
L Share with 3.5% Sales Load[1]	TAKLX	9/4/2018	1.10%	-0.54%
N Share	TAKNX	4/18/2019	N/A	1.86%
Y Share	TAKYX	9/4/2018	5.08%	3.42%
50% Bloomberg High Yield Bond / 50% S&P/LSTA Leveraged Loan Return[2]			11.48%	7.68%
1. Assumes payment of the full front-end 3.5% sales load at initial subscription
2. The benchmark is an equal weighting of 50%/50%. The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. New issues are added to the index if they qualify according to the following criteria: loan facilities must be senior secured; minimum initial term of one year; US dollar denominated; minimum initial spread of LIBOR + 125 basis points; $50M initially funded loans. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. Indices are unmanaged, include reinvested income and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the return of any investment. Past performance does not guarantee future results.
2        CARLYLE TACTICAL PRIVATE CREDIT FUND

We are pleased to present the Carlyle Tactical Private Credit Fund (the “Fund”) 2019 Annual Review.
FUND PERFORMANCE DISCUSSION
The Fund’s Class I shares returned 5.48% for the year ending December 31, 2019. The full-year dividend for Class A, I, L, Y, and N shares were $0.72, $0.79, $0.75, $0.77 and $0.61 (not in existence in 1Q19), respectively. The weighted average total yield of the Fund’s portfolio at fair value was 9.4% and the annualized distribution rates for the various classes were: Class A (without sales charge) 8.20%, Class I 9.04%, Class L (without sales charge) 8.57%, Class Y 8.82% and Class N 9.06%1.
FUND REVIEW
In addition to the Class A, I, L and Y shares, which have been in operation since 2018, the Class N shares commenced operations on April 18, 2019.
As of December 31, 2019, the Fund had $120 million of Net Assets and, by utilizing leverage, total assets (including cash and other assets) of $175 million. As a percentage of total assets, the Fund’s portfolio, leveraged, consisted of 44.8% first-lien debt investments, 31.8% second-lien debt investments, 10.3% Structured Credit investments, 7.3% unsecured investments, 0.4% unlisted equity (including warrants), 4.1% cash & equivalents, and 1.3% other assets. These levels are in line with concentration limits disclosed to the Fund’s shareholders. Eighty-six percent of the Fund’s debt investments were floating rate in nature. The Fund had debt investments across 87 portfolio companies with an average investment size of less than 2% of the total portfolio. Eighty percent of the portfolio represented investments in companies located in the United States. All debt investments were performing and current on their interest payments as of December 31, 2019.
Toward the end of the year, we saw dispersion in the trading levels of certain issuers that led to increased volatility in the Fund’s portfolio. Specifically, certain names in the most liquid portion of the portfolio, comprised of leveraged loans and CLO tranches, saw mark-to-market movements that negatively impacted NAV. Toward the end of the year, we saw the trading performance in some of those names reverse course and partially offset the mark-to-market losses. We continue to believe that the overall portfolio is of high credit quality and is well positioned to perform over the duration of an economic cycle.
The largest industries in the Fund’s portfolio were Media, Professional Services and Software, which collectively represented ~41% of net assets. We expect the Fund’s portfolio to continue to diversify across industry classifications as the Fund grows.
As of December 31, 2019, the Fund’s total assets were allocated 32.5% to Opportunistic Credit, 31.3% to Direct Lending, 20.5% to Liquid Credit, 10.3% to Structured Credit, 4.1% to cash & equivalents and 1.3% to other assets.

1Distribution rates are calculated by annualizing the respective distributions announced on December 31, 2019 and dividing these amounts by the respective net asset values as of December 31, 2019.
3        CARLYLE TACTICAL PRIVATE CREDIT FUND

Market Review
The prices of risk assets, including those in the private credit markets, generally improved during the fourth quarter, ending the year on a positive note. Investor sentiment was buoyed by improved prospects for a U.S. / China trade deal, a more dovish tone from the Federal Reserve (“Fed”) and stable economic data. The Fed cut rates by 25 basis points in Q4 for the third time in 2019, but signaled a more patient go-forward approach.
The U.S. leveraged loan market returned +1.7% for the fourth quarter of 2019 and +8.6% for the year, its highest annual total return since 2016. Dispersion among credit ratings was a key theme for 2019 in both leveraged loan and high yield markets, as investors flocked to higher quality assets across the capital markets. This trend led to outperformance and spread-tightening for higher rated assets. Growing investor aversion toward lower-quality issuers was more pronounced during the fourth quarter, with the main activity in the primary market from higher quality opportunistic issuers looking to take advantage of strong market conditions to lower the coupons on their existing debt.
Demand for leveraged loans continued to be driven by significant new CLO creation. Retail loan funds witnessed $29 billion of outflows for 2019, while $118 billion of new CLO vehicles priced in 2019, just slightly lagging the near-record demand in 2018. Retail funds have become a less meaningful part of the demand story as the market size has decreased and CLO creation has been significant enough to more than offset ongoing outflows. CLOs represent more than 70% of all institutional issuance in 2019, the highest share ever.
In the middle market, total institutional loan issuance in 2019 was approximately $67 billion, down 6% year-over-year. Throughout 2019, borrowers continued to prefer accessing lenders directly rather than testing the broadly syndicated markets. We believe that this trend is driven largely by the structural advantages of direct lending, including the speed of execution, certainty of pricing, and transparency of the lender base. With continued demand for direct lending deals, transaction terms and documentation generally remain credit-specific as the highly sought-after financings continue to price with tight spreads and borrower-friendly covenant packages. Nevertheless, we continue to believe that directly-originated private credit transactions, along with more complex instruments such as CLO tranches, offer a compelling risk-reward proposition with structural downside protections.
Strategy & Outlook
Since inception of the Fund in June 2018, we have been able to create our desired portfolio across industries and issuers, consisting primarily of floating rate, senior secured loans (both quasi-liquid positions and illiquid private credit deals). As the Fund continues to grow, we continue to rotate out of the liquid portion of the portfolio and into the Fund’s more illiquid strategies such as Opportunistic Credit.
From a top-down view, the Adviser’s Portfolio Allocation Advisory Committee (“PAAC”), which oversees the allocation among the different credit sectors for the Fund, held targeted exposures to the Fund’s underlying strategies constant throughout 2019. While there are certainly market indicators suggesting that we are in the later stages of the credit cycle, we remain
4        CARLYLE TACTICAL PRIVATE CREDIT FUND

generally positive about market fundamentals and the opportunity set of investments for the Fund. We continue to believe it is prudent to maintain a defensive posture in liquid credit, while looking to augment portfolio returns and diversification by allocating to more idiosyncratic opportunities, such as non-sponsored opportunistic lending and structured credit investments.
Justin Plouffe
Portfolio Manager
Linda Pace
Portfolio Manager
Brian Marcus
Portfolio Manager
5        CARLYLE TACTICAL PRIVATE CREDIT FUND

Top Holdings and Industries
Top Ten Industries
Media	14.4%
Professional Services	13.2
Software	13.2
Real Estate Management & Development	9.9
Containers & Packaging	8.7
Hotels, Restaurants & Leisure	8.2
Aerospace & Defense	6.9
Health Care Equipment & Supplies	5.9
IT Services	5.9
Air Freight & Logistics	5.4
Portfolio holdings and industries are subject to change. Percentages are as of December 31, 2019, and are based on net assets. Although not an industry, Collateralized Loan Obligations are 15.1% of net assets.
Top Ten Holdings
Urban One, Inc., Term Loan	8.6%
Tank Holding Corporation, Term Loan	7.1
Analogic Corporation, Term Loan, Unitranche	5.3
Queensgate Gem UK Midco Ltd., Term Loan, Mezzanine	4.9
The Leaders Romans Bidco Ltd., Term Loan, Tranche B	4.5
ARCO BPS Holdings, Ltd., Term Loan, Mezzanine	4.5
Gruden Acquisition, Inc., Term Loan	4.1
Moneygram International, Inc., Term Loan	4.0
Moxie Patriot LLC, Term Loan, Tranche B1	3.6
Sapphire Telecom, Inc., Term Loan	3.6
Portfolio holdings and industries are subject to change. Percentages are as of December 31, 2019, and are based on net assets.

6        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  December 31, 2019

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Corporate Loans (120.8%)[1]
First Lien Debt (63.9%)
Aerospace & Defense (0.7%)
Constellis Holdings LLC, Term Loan, Tranche B2,3,4	LIBOR4 + 500, 6.927%	4/21/2024	$ 1,964,736	$835,013

Air Freight & Logistics (1.2%)
Trump Card LLC
Term Loan, Tranche A2,3,4,5	LIBOR4 + 550, 7.445%	4/21/2022	1,386,114	1,371,729
Revolver [4,5]	LIBOR6 + 550, 7.326%	4/21/2022	10,397	10,289
Revolver [4,5]	LIBOR4 + 550, 7.445%	4/21/2022	24,014	23,765
Revolver [4,5]	LIBOR12 + 550, 7.299%	4/21/2022	5,489	5,432
Revolver [5,6]	0.500%	4/21/2022	55,407	54,832
				1,466,047

Containers & Packaging (1.4%)
Anchor Hocking LLC, Term Loan[4,5]	LIBOR4 + 875, 10.659%	1/25/2024	1,711,250	1,663,378
Tank Holding Corporation, Revolver[5,6]	0.500%	3/26/2024	11,111	11,102
				1,674,480

Electric Utilities (3.6%)
Moxie Patriot LLC, Term Loan, Tranche B1[2,3,4]	LIBOR4 + 575, 7.854%	12/19/2020	4,887,241	4,355,754

Energy Equipment & Services (2.8%)
McDermott Technology Americas, Inc.
Term Loan, Tranche B2,3,4	LIBOR4 + 500, 6.946%	5/9/2025	1,974,874	1,173,075
Term Loan, Tranche A2,3,6	0.500%	10/21/2021	351,947	360,306
Term Loan, Tranche A2,3,4	LIBOR4 + 1,000, 12.002%	10/21/2021	387,142	396,336
Term Loan, Tranche A2,3,4	LIBOR4 + 1,000, 11.900%	10/21/2021	175,974	180,153
NES Global Talent Finance US LLC, Term Loan, Tranche B2,3,4,5	LIBOR4 + 550, 7.427%	5/11/2023	1,205,843	1,205,843
				3,315,713

Health Care Equipment & Supplies (5.8%)
Analogic Corporation
Term Loan, Unitranche[2,3,4,5]	LIBOR12 + 600, 7.799%	6/22/2024	6,332,167	6,314,601
Revolver [5,6]	0.500%	6/22/2023	556,779	555,235
Revolver [4,5]	LIBOR12 + 600, 7.799%	6/22/2023	61,864	61,693
				6,931,529
7        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  December 31, 2019   Continued
Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Health Care Providers & Services (2.4%)
American Physician Partners LLC
Term Loan, Tranche A2,3,4,5	LIBOR4 + 650, 8.445%	12/21/2021	$ 2,349,191	$ 2,323,882
Revolver [4,5]	LIBOR4 + 650, 8.445%	12/21/2021	75,001	74,193
Revolver [5,6]	0.500%	12/21/2021	112,502	111,290
Delayed Draw Term Loan[4,5]	LIBOR4 + 650, 8.445%	12/21/2021	220,396	218,021
Delayed Draw Term Loan[4,5]	LIBOR4 + 650, 8.544%	12/21/2021	222,976	220,574
				2,947,960

Internet Software & Services (1.1%)
Internap Corporation, Term Loan[2,3,4,7]	LIBOR12 + 700, 8.790%	4/6/2022	2,166,739	1,361,427

IT Services (1.7%)
Evergreen Services Group
Term Loan[2,3,4,5]	LIBOR12 + 600, 7.909%	6/6/2023	1,394,986	1,394,532
Delayed Draw Term Loan[2,3,4,5]	LIBOR12 + 600, 7.800%	6/6/2023	162,283	162,231
GI Revelation Acquisition LLC, Term Loan, Tranche B2,3,4	LIBOR12 + 500, 6.799%	4/16/2025	233,776	221,211
Moneygram International, Inc., Term Loan, Tranche B2,3,4,5	LIBOR12 + 600, 7.799%	6/30/2023	248,750	226,363
				2,004,337

Media (5.8%)
Northland Cable Television, Inc.
Term Loan[2,3,4,5]	LIBOR12 + 575, 7.486%	10/1/2025	1,633,410	1,609,678
Term Loan[2,3,4,5]	LIBOR12 + 575, 7.549%	10/1/2025	1,647,321	1,623,386
Revolver [5,6]	0.500%	10/1/2024	255,350	251,640
Radio One, Inc., Term Loan, Tranche B2,3,4	LIBOR12 + 400, 5.792%	4/18/2023	232,508	225,363
Urban One Entertainment SPV LLC, Term Loan[5,7]	11.000%	12/31/2022	3,229,253	3,261,545
				6,971,612

Professional Services (13.2%)
Alorica, Inc., Term Loan, Tranche A1[2,3,4,5]	LIBOR12 + 425, 6.049%	6/30/2021	2,835,187	2,622,547
Avenu Holdings LLC, Term Loan[2,3,4,5]	LIBOR4 + 525, 7.195%	9/28/2024	3,866,498	3,605,531
DTI Holdco, Inc.
Term Loan, Tranche B2,3,4	LIBOR4 + 475, 6.677%	9/30/2023	2,469,964	2,320,223
Term Loan, Tranche B2,3,4	LIBOR4 + 475, 6.599%	9/30/2023	2,441,111	2,293,118
IQOR US, Inc.
Term Loan, Tranche B2,3,4	LIBOR4 + 500, 7.099%	4/1/2021	436,834	379,609
Term Loan, Tranche A1[3,4,5]	LIBOR4 + 550, 7.598%	4/1/2021	3,500,000	3,125,941
Riveron Acquisition Holdings, Inc., Term Loan[2,3,4,5]	LIBOR4 + 625, 8.195%	5/22/2025	1,563,609	1,549,563
				15,896,532
8        CARLYLE TACTICAL PRIVATE CREDIT FUND

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Real Estate Management & Development (5.4%)
The Leaders Romans Bidco Ltd.
Term Loan, Tranche B2,3,4,5,7	GBP LIBOR4 + 1,025, 11.044%	6/30/2024	GBP 4,182,100	$ 5,387,269
Delayed Draw Term Loan, Tranche C2,3,5,6	1.688%	6/30/2024	GBP 735,961	967,542
Delayed Draw Term Loan, Tranche C2,3,4,5	GBP LIBOR4 + 675, 7.542%	6/30/2024	GBP 81,032	106,530
				6,461,341

Retail (1.6%)
Transform SR Holdings LLC, Term Loan, Tranche B4,5	LIBOR4 + 725, 9.184%	2/12/2024	$ 1,900,000	1,892,875

Semiconductors & Semiconductor Equipment (2.6%)
Lumileds
Term Loan, Tranche B4	LIBOR4 + 350, 5.299%	6/30/2024	646,251	384,519
Term Loan, Tranche B4	LIBOR12 + 350, 5.445%	6/30/2024	1,328,405	790,401
Natel Engineering Company, Inc., Term Loan, Tranche B2,3,4	LIBOR12 + 500, 6.691%	4/30/2026	1,990,000	1,915,375
				3,090,295

Software (9.1%)
Apptio, Inc.
Term Loan[2,3,4,5]	LIBOR12 + 725, 8.960%	1/10/2025	2,665,555	2,641,693
Revolver [5,6]	0.500%	1/10/2025	177,515	175,926
Chemical Computing Group
Term Loan, Tranche A2,3,4,5	LIBOR12 + 525, 7.050%	8/30/2023	2,201,152	2,154,159
Revolver [5,6]	0.500%	8/30/2023	135,379	132,489
Exela Intermediate LLC
Term Loan, Tranche B2,3,4	LIBOR2 + 650, 8.379%	7/12/2023	965,025	442,706
Term Loan, Tranche B2,3,4	LIBOR4 + 650, 8.445%	7/12/2023	972,627	446,193
Term Loan, Tranche B2,3,4	LIBOR4 + 650, 8.385%	7/12/2023	965,813	443,067
iCIMS, Inc.
Term Loan, Tranche B4,5	LIBOR12 + 650, 8.290%	9/12/2024	3,003,755	2,930,778
Term Loan, Tranche B4,5	LIBOR12 + 650, 8.290%	9/12/2024	75,928	74,083
Revolver [5,6]	0.500%	9/12/2024	187,735	183,174
Mailgun Technologies, Inc.
Term Loan[2,3,4,5]	LIBOR4 + 500, 6.950%	3/26/2025	1,143,935	1,125,477
Term Loan[2,3,4,5]	LIBOR4 + 500, 6.950%	3/26/2025	46,882	46,126
Revolver [5,6]	0.500%	3/26/2025	134,191	132,026
				10,927,897

Specialty Retail (1.4%)
Barnes & Noble, Inc., Term Loan[2,3,4,5]	LIBOR12 + 733, 9.066%	8/7/2024	1,757,750	1,741,058
9        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  December 31, 2019   Continued
Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Wireless Telecommunication Services (4.1%)
Sapphire Telecom, Inc.
Term Loan[2,3,4,5]	LIBOR2 + 525, 7.267%	11/20/2025	$ 4,286,537	$ 4,248,526
Revolver [5,6]	0.500%	11/20/2023	679,190	673,167
				4,921,693
Total First Lien Debt (Cost $82,749,645)				76,795,563

Second Lien Debt (46.4%)
Aerospace & Defense (6.2%)
Amynta Agency Borrower, Inc.
Term Loan, Tranche B4	LIBOR12 + 850, 10.299%	3/2/2026	1,000,000	1,009,375
Term Loan, Tranche B2,3,4	LIBOR12 + 850, 10.299%	3/2/2026	500,000	504,687
Jazz Acquisition, Inc., Term Loan[2,3,4,5]	LIBOR4 + 800, 9.940%	6/18/2027	3,100,000	3,005,940
WP CPP Holdings LLC, Term Loan[2,3,4]	LIBOR4 + 775, 9.680%	4/30/2026	3,000,000	2,964,390
				7,484,392

Air Freight & Logistics (4.2%)
Gruden Acquisition, Inc., Term Loan[4]	LIBOR4 + 850, 10.445%	8/18/2023	5,000,000	4,967,200

Capital Market (2.1%)
Aretec Group, Inc., Term Loan[2,3,4]	LIBOR12 + 825, 10.049%	10/11/2026	2,500,000	2,470,825

Chemicals (1.2%)
Vantage Specialty Chemicals, Inc., Term Loan[2,3,4,5]	LIBOR4 + 825, 10.159%	10/27/2025	1,662,356	1,450,406

Consumer Products (1.2%)
Le Tote, Inc., Term Loan[4,5]	LIBOR4 + 675, 8.505%	11/8/2024	1,429,000	1,408,390

Containers & Packaging (7.1%)
Tank Holding Corporation, Term Loan[2,3,4,5]	LIBOR1 + 825, 11.037%	3/26/2027	8,825,806	8,527,335

Energy Equipment & Services (0.8%)
Comet Acquisition, Inc., Term Loan[2,3,4,5]	LIBOR4 + 750, 9.409%	10/26/2026	1,000,000	991,270

Food Products (2.7%)
Ultimate Baked Goods Midco LLC, Term Loan[2,3,4,5]	LIBOR12 + 800, 9.799%	8/9/2026	3,333,333	3,262,283

Hotels, Restaurants & Leisure (6.3%)
Aimbridge Acquisition Co., Inc., Term Loan[2,3,4,5]	LIBOR12 + 750, 9.191%	2/1/2027	1,712,000	1,701,958
Queensgate Gem UK Midco Ltd., Term Loan, Mezzanine[2,3,4,5]	GBP LIBOR4 + 975, 10.940%	3/15/2022	GBP 4,392,897	5,906,114
				7,608,072
10        CARLYLE TACTICAL PRIVATE CREDIT FUND

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

IT Services (4.0%)
Moneygram International, Inc., Term Loan[3,5,7]	13.000%	6/26/2024	$ 5,131,426	$4,810,712

Real Estate Management & Development (4.5%)
ARCO BPS Holdings, Ltd., Term Loan, Mezzanine[2,3,4,5,7]	EURIBOR4 + 1,150, 11.500%	3/1/2024	EUR 4,722,675	5,363,642

Road & Rail (2.0%)
Fastlane Parent Company, Inc., Term Loan[4,5]	LIBOR4 + 875, 10.695%	2/4/2027	2,500,000	2,425,000

Software (4.1%)
Brave Parent Holdings, Inc., Term Loan[4,5]	LIBOR4 + 750, 9.427%	4/19/2026	3,812,317	3,749,310
Quickbase, Inc., Term Loan[4,5]	LIBOR12 + 800, 9.710%	4/2/2027	1,200,000	1,172,298
				4,921,608
Total Second Lien Debt (Cost $55,919,965)				55,691,135

Unsecured (10.5%)
Hotels, Restaurants & Leisure (1.9%)
Queensgate Gem UK Midco Ltd., Term Loan[2,3,5,7]	13.750%	3/15/2022	GBP 1,710,000	2,287,716

Media (8.6%)
Urban One, Inc., Term Loan[5]	12.875%	12/31/2022	10,360,265	10,334,364
Total Unsecured (Cost $12,468,935)				12,622,080
Total Corporate Loans (Cost $151,138,545)				145,108,778

Collateralized Loan Obligations (15.1%)[1]
Barings CLO Ltd., Series 2017-1A, Class F4,5,8	LIBOR4 + 745, 9.453%	7/18/2029	2,500,000	2,113,893
Benefit Street Partners CLO Ltd., Series 2015-VIA, Class DR2,3,4,5,8	LIBOR4 + 652, 8.523%	10/18/2029	2,250,000	2,172,924
CIFC Funding Ltd., Series 2013-4A, Class ERR[2,3,4,5,8]	LIBOR4 + 545, 7.386%	4/27/2031	2,000,000	1,849,102
CIFC Funding Ltd., Series 2014-2RA, Class B2[2,3,4,5,8]	LIBOR4 + 569, 7.626%	4/24/2030	3,500,000	3,160,692
Dryden Senior Loan Fund, Series 2015-41A, Class ER2,3,4,5,8	LIBOR4 + 530, 7.286%	4/15/2031	1,265,000	1,151,399
Long Point Park CLO Ltd., Series 2017-1A, Class D2[2,3,4,5,8]	LIBOR4 + 560, 7.602%	1/17/2030	3,000,000	2,853,621
Symphony CLO Ltd., Series 2015-16A, Class ER2,3,4,5,8	LIBOR4 + 610, 8.101%	10/15/2031	2,000,000	1,957,498
Voya CLO Ltd., Series 2013-1A, Class DR2,3,4,5,8	LIBOR4 + 648, 8.481%	10/15/2030	2,000,000	1,959,252
West CLO Ltd., Series 2014-2A, Class E2,3,4,5,8	LIBOR4 + 604, 8.041%	1/16/2027	1,000,000	893,435
Total Collateralized Loan Obligations (Cost $19,124,277)				18,111,816

11        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF INVESTMENTS  December 31, 2019   Continued
Investments	Units/Shares	Fair Value

Common Stock (0.3%)[1]
Health Care Equipment & Supplies (0.1%)
ANLG Holdings LLC [5,9,10]	64,683	$95,529

Professional Services (0.0%)
Avenu Holdings LLC [5,9,10]	21,552	12,686

Containers & Packaging (0.2%)
Tank Holding Corporation [5,9,10]	200,000	250,172

Software (0.0%)
Mailgun Technologies, Inc. [5,9,10]	21,186	30,641
Total Common Stock (Cost $307,421)		389,028

Investments	Interest Rate	Maturity Date	Par/ Principal Amount	Fair Value

Corporate Bonds (1.6%)[1]
Secured (1.4%)
Food Products (1.4%)
Unifrutti Financing plc [2,3,5,7,8]	8.250%	9/15/2026	EUR 1,600,000	1,691,524
Total Secured (Cost $1,676,252)				1,691,524

Unsecured (0.2%)
Wireless Telecommunication Services (0.2%)
Digicel Group Ltd.[2,3,8]	6.000%	4/15/2021	$ 250,000	195,727
Total Unsecured (Cost $201,964)				195,727
Total Corporate Bonds (Cost $1,878,216)				1,887,251

	Units/Shares	Fair Value

Warrant (0.2%)[1]
IT Services (0.2%)
Moneygram International, Inc.[9] (Cost $283,359)	110,687	231,336
Total Investments, at Value (Cost $172,731,818)	138.0%	165,728,209
Net Other Assets (Liabilities)	(38.0)%	(45,671,286)
Net Assets	100.0%	$120,056,923

Footnotes to Consolidated Statement of Investments
1. All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of December 31, 2019 represented 138.0% of the Fund's net assets or 94.6% of the Fund's total assets, are subject to legal restrictions on sales.
2. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Consolidated Notes.
3. All or a portion of this security is owned by the Subsidiary. See Note 2 of the accompanying Consolidated Notes.
12        CARLYLE TACTICAL PRIVATE CREDIT FUND

Footnotes to Consolidated Statement of Investments (Continued)
4. Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of December 31, 2019.
5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.
6. Security is an unfunded loan commitment. See Note 9 of the accompanying Consolidated Notes.
7. Interest or dividend is paid-in-kind, when applicable.
8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities amount to $19,999,067 or 15.2% of the Fund's net assets at period end.
9. Non-income producing security.
10. Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted. As of December 31, 2019, the aggregate fair value of these securities is $389,028, or 0.3% of the Fund’s net assets.

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
GBP	British Pound

Definitions
EURIBOR4	Euro London Interbank Offered Rate-Quarterly
GBP LIBOR4	British Pound Sterling London Interbank Offered Rate-Quarterly
LIBOR1	London Interbank Offered Rate-Annually
LIBOR2	London Interbank Offered Rate-Semiannually
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bimonthly
LIBOR12	London Interbank Offered Rate-Monthly
SPV	Special Purpose Vehicle
See accompanying Notes to Consolidated Financial Statements.
13        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES  December 31, 2019

Assets
Investments, at value (cost $172,731,818)—see accompanying consolidated statement of investments	$ 165,728,209
Cash	7,215,564
Receivables and other assets:
Interest	1,846,504
Adviser reimbursement	357,628
Investments sold (including paydowns)	5,038
Other	110,796
Total assets	175,263,739

Liabilities
Foreign cash overdraft	14,395
Payables and other liabilities:
Payable for borrowings	47,611,025
Investments purchased	3,552,301
Income distribution payable	2,459,181
Incentive fees	690,835
Interest payable on borrowings	303,752
Management fees	152,668
Legal fees	64,872
Transfer agent fees	41,932
Trustees' compensation and expenses	31,428
Shareholder communications	8,226
Distribution and shareholder service plan fees	2,851
Other	273,350
Total liabilities	55,206,816
Net Assets	$ 120,056,923

Composition of Net Assets
Par value of shares of beneficial interest	12,778
Additional paid-in capital	127,703,521
Accumulated deficit	(7,659,376)
Net Assets	$ 120,056,923

14        CARLYLE TACTICAL PRIVATE CREDIT FUND

Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $781,455 and 84,132 shares of beneficial interest outstanding)	$9.29
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$9.63
Class I Shares:
Net asset value and redemption price per share (based on net assets of $108,713,539 and 11,680,799 shares of beneficial interest outstanding)	$9.31
Class L Shares:
Net asset value and redemption price per share (based on net assets of $1,420,548 and 152,983 shares of beneficial interest outstanding)	$9.29
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$9.63
Class N Shares:
Net asset value and redemption price per share (based on net assets of $1,164,935 and 125,353 shares of beneficial interest outstanding)	$9.29
Class Y Shares:
Net asset value and redemption price per share (based on net assets of $7,976,446 and 860,070 shares of beneficial interest outstanding)	$9.27
See accompanying Notes to Consolidated Financial Statements.
15        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF OPERATIONS  For the Year Ended December 31, 2019

Investment Income
Interest	$ 16,493,063

Expenses
Management fees	1,745,974
Incentive fees	2,461,158
Distribution and service plan fees:
Class A	3,554
Class L	3,484
Class Y	11,772
Transfer and shareholder servicing agent fees:
Class A	291
Class I	85,896
Class L	485
Class N1	232
Class Y	3,155
Shareholder communications:
Class A	149
Class I	54,462
Class L	223
Class Y	1,809
Interest expense and fees on borrowings	1,909,504
Legal, auditing and other professional fees	1,628,506
Custodian fees and expenses	316,708
Trustees' compensation and expenses	127,410
Deal expenses	111,501
Other expenses	139,865
Total expenses	8,606,138
Less waivers and reimbursements of expenses	(1,777,212)
Net expenses	6,828,926
Net Investment Income	9,664,137
16        CARLYLE TACTICAL PRIVATE CREDIT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(252,127)
Line of credit	12,676
Foreign currency transactions	115,010
Net realized loss	(124,441)
Net change in unrealized appreciation/depreciation on:
Investment transactions	(3,217,198)
Foreign currency loss on line of credit	(368,453)
Foreign currency transactions	(381)
Net change in unrealized appreciation/depreciation	(3,586,032)
Net Increase in Net Assets Resulting from Operations	$ 5,953,664

1. For the period from April 18, 2019 (inception of offering) to December 31, 2019.
See accompanying Notes to Consolidated Financial Statements.
17        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Period Ended December 31, 2018[1]

Operations
Net investment income	$ 9,664,137	$ 2,377,864
Net realized loss	(124,441)	(60,778)
Net change in unrealized appreciation/depreciation	(3,586,032)	(3,786,411)
Net increase (decrease) in net assets resulting from operations	5,953,664	(1,469,325)

Dividends and/or Distributions to Shareholders
Class A	(39,148)	(241) [1]
Class I	(9,213,348)	(2,469,848) [2]
Class L	(68,810)	(253) [2]
Class N	(33,254) [3]	0
Class Y	(442,864)	(3,077) [2]
Total Dividends and/or Distributions to Shareholders	(9,797,424)	(2,473,419)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Class A	804,841	(113,868) [1]
Class I	26,326,566	89,784,897 [2]
Class L	1,464,866	10,000 [2]
Class N	1,173,455 [3]	0
Class Y	8,182,670	110,000 [2]
Net increase in Beneficial Interest Transactions	37,952,398	89,791,029

Net Assets
Total increase	34,108,638	85,848,285
Beginning of period	85,948,285	100,000 [4]
End of period	$ 120,056,923	$ 85,948,285

1. For the period from June 4, 2018 (commencement of operations) to December 31, 2018.
2. For the period from September 4, 2018 (inception of offering) to December 31, 2018.
3. For the period from April 18, 2019 (inception of offering) to December 31, 2019.
4. Reflects the value of OppenheimerFunds, Inc.'s seed capital invested on May 7, 2018.
See accompanying Notes to Consolidated Financial Statements.
18        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED STATEMENT OF CASH FLOWS  For the Year Ended December 31, 2019

Cash Flows from Operating Activities
Net increase in net assets from operations	$ 5,953,664
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(74,658,996)
Proceeds from disposition of investment securities (including paydowns)	28,052,830
Premium amortization	17,664
Discount accretion	(461,791)
Net realized loss	124,441
Net change in unrealized appreciation/depreciation	3,586,032
Change in assets:
Increase in other assets	(38,638)
Increase in interest receivable	(986,870)
Decrease in receivable for investments sold (including paydowns)	2,798,045
Decrease in adviser reimbursement	241,878
Decrease in deferred offering costs	163,634
Change in liabilities:
Increase in other liabilities	619,939
Decrease in payable for investments purchased	(4,250,821)
Net cash used in operating activities	(38,838,989)

Cash Flows from Financing Activities
Proceeds from borrowings	84,773,667
Payments on borrowings	(68,118,419)
Proceeds from shares sold	42,862,824
Payments on shares redeemed	(6,250,777)
Cash distributions paid	(8,471,311)
Net cash provided by financing activities	44,795,984
Effect of exchange rate changes on cash	114,629
Net increase in cash	6,071,624
Cash, beginning balance	1,129,545
Cash and foreign currency ending balance	$ 7,201,169
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,340,351
Cash paid for interest on borrowings—$1,727,510
See accompanying Notes to Consolidated Financial Statements.
19        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2019	Period Ended December 31, 2018[1]

Per Share Operating Data
Net asset value, beginning of period	$9.59	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.73	0.20
Net realized and unrealized loss	(0.31)	(0.37)
Total from investment operations	0.42	(0.17)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.72)	(0.24)
Total Dividends and/or distributions to shareholders:	(0.72)	(0.24)
Net asset value, end of period	$9.29	$9.59

Total Return, at Net Asset Value[3]	4.48%	(1.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$781	$10
Average net assets (in thousands)	$429	$22,478
Ratios to average net assets:
Net investment income	7.69%	3.60% [4]
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	7.56%	5.69% [4]
Interest and fees from borrowings	1.79%	0.41% [4]
Distribution and shareholder service fees	0.83%	0.84% [4]
Deal and incentive fees	2.22%	0.00% [4,5]
Total expenses	12.40%	6.94% [4]
Expenses after waivers and reimbursements of expenses	6.84% [6]	3.50% [4]
Portfolio turnover rate	18%	6%

1.For the period from June 4, 2018 (commencement of operations) to December 31, 2018.
2.Per share amounts calculated based on the average shares outstanding during the period.
3.Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.Annualized for periods less than one full year.
5.Less than 0.005%.
6.Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal and incentive fees, was 2.00% of net assets on an annualized basis.
See accompanying Notes to Consolidated Financial Statements.
20        CARLYLE TACTICAL PRIVATE CREDIT FUND

Class I	Year Ended December 31, 2019	Period Ended December 31, 2018[1]

Per Share Operating Data
Net asset value, beginning of period	$9.58	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.80	0.22
Net realized and unrealized loss	(0.28)	(0.36)
Total from investment operations	0.52	(0.14)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.79)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.79)	(0.28)
Net asset value, end of period	$9.31	$9.58

Total Return, at Net Asset Value[3]	5.48%	(1.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,714	$85,825
Average net assets (in thousands)	$110,187	$84,627
Ratios to average net assets:
Net investment income	8.31%	6.76% [4]
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	3.49%	5.16% [4]
Interest and fees from borrowings	1.63%	0.51% [4]
Deal and incentive fees	2.21%	1.25% [4]
Total expenses	7.33%	6.92% [4]
Expenses after waivers and reimbursements of expenses	5.84% [5]	3.83% [4]
Portfolio turnover rate	18%	6%

1.For the period from September 4, 2018 (inception of offering) to December 31, 2018.
2.Per share amounts calculated based on the average shares outstanding during the period.
3.Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.Annualized for periods less than one full year.
5.Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal and incentive fees, was 2.00% of net assets on an annualized basis.
See accompanying Notes to Consolidated Financial Statements.
21        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

Class L	Year Ended December 31, 2019	Period Ended December 31, 2018[1]

Per Share Operating Data
Net asset value, beginning of period	$9.59	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.76	0.21
Net realized and unrealized loss	(0.31)	(0.37)
Total from investment operations	0.45	(0.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.75)	(0.25)
Total Dividends and/or distributions to shareholders:	(0.75)	(0.25)
Net asset value, end of period	$9.29	$9.59

Total Return, at Net Asset Value[3]	4.79%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,421	$10
Average net assets (in thousands)	$721	$10
Ratios to average net assets:
Net investment income	8.00%	6.41% [4]
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	4.59%	119.98% [4]
Interest and fees from borrowings	1.81%	0.51% [4]
Distribution and shareholder service fees	0.48%	0.48% [4]
Deal and incentive fees	2.24%	1.18% [4]
Total expenses	9.12%	122.15% [4]
Expenses after waivers and reimbursements of expenses	6.53% [5]	4.20% [4]
Portfolio turnover rate	18%	6%

1.For the period from September 4, 2018 (inception of offering) to December 31, 2018.
2.Per share amounts calculated based on the average shares outstanding during the period.
3.Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.Annualized for periods less than one full year.
5.Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal and incentive fees, was 2.00% of net assets on an annualized basis.
See accompanying Notes to Consolidated Financial Statements.
22        CARLYLE TACTICAL PRIVATE CREDIT FUND

Class N	Period Ended December 31, 2019[1]

Per Share Operating Data
Net asset value, beginning of period	$9.72
Income (loss) from investment operations:
Net investment income[2]	0.58
Net realized and unrealized loss	(0.40)
Total from investment operations	0.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.61)
Total Dividends and/or distributions to shareholders:	(0.61)
Net asset value, end of period	$9.29

Total Return, at Net Asset Value[3]	1.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,165
Average net assets (in thousands)	$295
Ratios to average net assets:[4]
Net investment income	8.41%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	8.49%
Interest and fees from borrowings	1.72%
Deal and incentive fees	2.23%
Total expenses	12.44%
Expenses after waivers and reimbursements of expenses	5.95% [5]
Portfolio turnover rate	18%

1.For the period from April 18, 2019 (inception of offering) to December 31, 2019.
2.Per share amounts calculated based on the average shares outstanding during the period.
3.Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.Annualized for periods less than one full year.
5.Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal and incentive fees, was 2.00% of net assets on an annualized basis.
23        CARLYLE TACTICAL PRIVATE CREDIT FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

Class Y	Year Ended December 31, 2019	Period Ended December 31, 2018[1]

Per Share Operating Data
Net asset value, beginning of period	$9.57	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.78	0.22
Net realized and unrealized loss	(0.31)	(0.37)
Total from investment operations	0.47	(0.15)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.77)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.77)	(0.28)
Net asset value, end of period	$9.27	$9.57

Total Return, at Net Asset Value[3]	5.08%	(1.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,976	$104
Average net assets (in thousands)	$4,852	$59
Ratios to average net assets:
Net investment income	8.17%	6.42% [4]
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	3.70%	25.35% [4]
Interest and fees from borrowings	1.79%	0.68% [4]
Distribution and shareholder service fees	0.24%	0.23% [4]
Deal and incentive fees	2.22%	2.25% [4]
Total expenses	7.95%	28.51% [4]
Expenses after waivers and reimbursements of expenses	6.25% [5]	5.17% [4]
Portfolio turnover rate	18%	6%

1.For the period from September 4, 2018 (inception of offering) to December 31, 2018.
2.Per share amounts calculated based on the average shares outstanding during the period.
3.Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.Annualized for periods less than one full year.
5.Expenses after waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, and deal and incentive fees, was 2.00% of net assets on an annualized basis.
See accompanying Notes to Consolidated Financial Statements.
24        CARLYLE TACTICAL PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2019

1. Organization
Carlyle Tactical Private Credit Fund (the “Fund”) (prior to November 4, 2019, the Fund was named OFI Carlyle Private Credit Fund) was organized as a statutory trust in the State of Delaware on December 13, 2017. The Fund is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that has elected to operate as an interval fund. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
Prior to October 24, 2019, the Fund’s investment adviser was OC Private Capital, LLC (“OC Private Capital”), a joint venture between an affiliate of Invesco Ltd. ("Invesco") and Carlyle Investment Management L.L.C. (“Carlyle”), and had entered into an investment advisory agreement with the Fund. OC Private Capital had, in turn, entered into a sub-advisory agreement with Carlyle Global Credit Investment Management L.L.C. (“CGCIM”)(a wholly owned subsidiary of Carlyle), whereby OC Private Capital oversaw the allocation of the Fund’s assets to its underlying credit strategies, and CGCIM sourced and made investment decisions within each strategy.
Effective October 24, 2019, CGCIM became the Fund’s investment adviser. As the investment adviser (the "Adviser"), CGCIM oversees the allocation of the Fund’s assets to its underlying credit strategies, and sources and makes investment decisions within each strategy, as further discussed in Note 10. Invesco Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Invesco, acted as the Fund’s principal underwriter in connection with the offering and sale of the Fund's shares. See further information regarding the Distributor in Note 11.
The Fund offers Class A, Class I, Class L, and Class Y shares. Effective April 18, 2019, the Fund offers Class N shares. The Fund's Shares are offered on a monthly basis. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees.
The Fund seeks to produce current income by opportunistically allocating its assets across a wide range of credit strategies.
The Fund’s shares are offered for sale monthly through its Distributor at the then-current net asset value ("NAV") plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services- Investment Companies.
The following is a summary of significant accounting policies followed in the Fund's preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).
25        CARLYLE TACTICAL PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2019   Continued

2. Significant Accounting Policies
Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.
Basis for Consolidation. The Fund has established a limited liability company, OCPC Credit Facility SPV LLC, which is wholly owned and controlled by the Fund (the "Subsidiary"). The Fund and Subsidiary are both managed by the Adviser. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is a disregarded entity for tax purposes.
The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.
During the year and at year end, the Fund owned 100% of the Subsidiary.
Other financial information of the Subsidiary during the year and at year end include:
Total market value of investments	$124,266,924
Net assets	$ 82,859,063
Net income (loss)	$ 10,151,951
Net realized gain (loss)	$ (156,175)
Net change in unrealized appreciation/depreciation	$(3,147,703)
Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.
(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.
Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.
For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rates.
26        CARLYLE TACTICAL PRIVATE CREDIT FUND

2. Significant Accounting Policies (Continued)
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid quarterly or at other times as determined necessary by the Adviser.
Investment Income. Interest income is recognized on an accrual basis from the date of settlement. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily using the effective interest method.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially to shareholders all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s consolidated financial statements.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
27        CARLYLE TACTICAL PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2019   Continued

2. Significant Accounting Policies (Continued)
Total Distributable Earnings	Accumulated Loss Carryforward	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$20,614	$(307,397)	$(7,003,457)
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.
Reduction to Paid-in Capital	Increase to Accumulated Loss
$18,810	$18,810
The tax character of distributions paid during the reporting periods:
	Year Ended December 31, 2019	Period Ended December 31, 2018
Distributions paid from:
Ordinary income	$9,797,424	$2,473,419
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the partnerships and non-deductible expenses adjustments.
Federal tax cost of securities	$ 172,731,666
Gross unrealized appreciation	$ 1,220,452
Gross unrealized depreciation	(8,223,909)
Net unrealized depreciation	$ (7,003,457)
28        CARLYLE TACTICAL PRIVATE CREDIT FUND

2. Significant Accounting Policies (Continued)
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
New Accounting Pronouncements. In August 2018, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (“ASU”), ASU 2018-13 which changes the fair value measurement disclosure requirements of Accounting Standards Codification ("ASC") 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has elected to early adopt the amendments that allow for removal of certain disclosure requirements and plans to adopt the amendments that require additional fair value measurement disclosures upon the effective date. Management does not anticipate material impact from these changes on the consolidated financial statements.

3. Securities Valuation
As an interval fund, the Fund is required to calculate a NAV on at least a weekly basis and at each month-end date (each NAV calculation date herein referred to as the "Valuation Date"). The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the "Exchange"), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
The Fund’s Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary. The Adviser and the Board are responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
Valuation Methods and Inputs
The Adviser values securities traded in active markets on the valuation date by multiplying the closing price of such traded securities by the quantity of shares or amount of the instrument held.
The Adviser values liquid securities that are not traded in an active market using a mid-price determined by an approved independent pricing vendor. Standard inputs considered by independent pricing vendors for structured finance obligations include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable
29        CARLYLE TACTICAL PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2019   Continued

3. Securities Valuation (Continued)
securities, the credit quality, yield, maturity, as well as other appropriate factors. Standard inputs generally considered by independent pricing vendors for loans include information obtained from market participants regarding broker-dealer price quotations.
The Fund expects that it will hold a high proportion of illiquid investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The Board has engaged independent valuation firms to assist in fair valuing the Fund’s illiquid investments on at least a monthly basis. Any retained independent valuation firm will have expertise in complex valuations associated with alternative investments and utilize a variety of techniques to calculate a security’s valuation. The valuation approach may vary by security but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered.
Securities for which valuations are not readily available from an approved independent pricing vendor or valuation firm, or where valuations are determined to be inaccurate as a result of a significant event that has occurred, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) by a Valuation Committee determination using all available information at its disposal. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser's Valuation Committee will consider an "override" of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination. The Valuation Committee is made up of individuals affiliated with Invesco.
To assess the continuing appropriateness of security valuations, the Adviser regularly compares prices from the prior valuation date and sale prices to the current day prices and validates those prices exceeding certain tolerance levels with the independent valuation vendor or firm. For those securities valued by a fair valuation, the Valuation Committee reviews and affirms the reasonableness of the valuations on a regular basis after considering all relevant information that is reasonably available.
Classifications
ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in
30        CARLYLE TACTICAL PRIVATE CREDIT FUND

3. Securities Valuation (Continued)
both cases is the same—to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).
ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
The three-level hierarchy for fair value measurement is defined as follows:
1) Level 1-inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.
2) Level 2-inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, securities with recent observable market transactions, and certain over-the-counter derivatives where the fair value is based on observable inputs.
3) Level 3-inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2019   Continued

3. Securities Valuation (Continued)
less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.
The table below categorizes amounts that are included in the Fund's Consolidated Statement of Investments at period end based on valuation input level:
	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table Investments, at Value:
Corporate Loans	$ —	$ 30,440,326	$ 114,668,452	$ 145,108,778
Corporate Bonds	—	195,727	1,691,524	1,887,251
Collateralized Loan Obligations	—	—	18,111,816	18,111,816
Common Stock	—	—	389,028	389,028
Warrant	—	231,336	—	231,336
Total Assets	$—	$30,867,389	$134,860,820	$165,728,209
32        CARLYLE TACTICAL PRIVATE CREDIT FUND

3. Securities Valuation (Continued)
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:
	Value as of December 31, 2018	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount
Assets Table Investments, at Value:
Corporate Loans	$38,163,755	$31,296	$500,607	$331,130
Corporate Bonds	—	—	15,272	2,732
Collateralized Loan Obligations	—	—	57,358	33,090
Common Stock	86,157	—	81,685	—
Total Assets	$38,249,912	$31,296	$654,922	$366,952

	Purchases	Sales/ Paydowns	Transfers into Level 3(a)	Transfers out of Level 3	Value as of December 31, 2019
Assets Table Investments, at Value:
Corporate Loans	$57,798,704	$(4,009,984)	$21,852,944	$—	$114,668,452
Corporate Bonds	1,673,520	—	—	—	1,691,524
Collateralized Loan Obligations	6,965,000	—	11,056,368	—	18,111,816
Common Stock	221,186	—	—	—	389,028
Total Assets	$66,658,410	$(4,009,984)	$32,909,312	$—	$134,860,820

(a)	Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity and/or transparency for these securities.
The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at December 31, 2019 is $661,267.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2019   Continued

3. Securities Valuation (Continued)
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:
	Value as of December 31, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs
Assets Table Investments, at Value:
Corporate Loans	$ 93,749,604	Discounted Cashflow	Discount Rate	7.2%-15.81%
Corporate Loans	$ 15,413,689	Weighted Average: Discounted Cashflow / Relative Value	Discount Rate	5.8%-18.2%
Corporate Loans	$ 5,505,159	Third Party Pricing Service	Broker Quote	87.25-100.00
Corporate Loans Total	$114,668,452
Corporate Bonds	$ 1,691,524	Discounted Cashflow	Discount Rate	9.84%
Collateralized Loan Obligations	$ 18,111,816	Third Party Pricing Service	Discount Margin	N/A
Common Stock	$ 389,028	Market Approach	Enterprise Value Multiple	7.8x - 16.1x
Total	$134,860,820
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in certain corporate loans and bonds are discount rates. A significant increase in the discount rate would result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund's investments in certain corporate loans are unadjusted prices provided by a third-party pricing service. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such investments' fair value measurements could change significantly based on changes in broker quotes used by the pricing service.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in collateralized loan obligations are unadjusted prices provided by a third-party pricing service. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. A significant increase in the discount margin would result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in common stock are enterprise value multiples. A significant decrease in the enterprise value multiple would result in a significantly lower fair value measurement.
34        CARLYLE TACTICAL PRIVATE CREDIT FUND

4. Investments and Material Risks
Loans. The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs). The Fund invests in CLOs, which are commonly issued in multiple tranches often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss.
Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to
35        CARLYLE TACTICAL PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2019   Continued

4. Investments and Material Risks (Continued)
delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
Risks of Foreign Investing. The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Shareholder Concentration. Related parties owned approximately 80% of the Fund's total outstanding shares at period end. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.

5. Market Risk Factors
The Fund’s investments in securities may expose the Fund to various market risk factors:
Credit Risk. Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their
36        CARLYLE TACTICAL PRIVATE CREDIT FUND

5. Market Risk Factors (Continued)
value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Prepayment Risk. Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

6. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. The Fund's shares are offered on a monthly basis. As the Fund is an interval fund, it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding shares of beneficial interest ("Shares") at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able
37        CARLYLE TACTICAL PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2019   Continued

6. Shares of Beneficial Interest (Continued)
to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. Transactions in shares of beneficial interest were as follows:
	Year Ended December 31, 2019		Period Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	80,325	$ 778,575	6,008,013 [1,2]	$ 60,090,029[1,2]
Dividends and/or distributions reinvested	2,808	26,266	-	-
Repurchased	-	-	(6,017,014)	(60,203,897)
Net increase (decrease)	83,133	$ 804,841	(9,001)	$ (113,868)
Class I
Sold	3,263,797	$31,424,884	8,963,179 [3]	$ 89,784,897[3]
Dividends and/or distributions reinvested	120,890	1,152,459	-	-
Repurchased	(667,067)	(6,250,777)	-	-
Net increase	2,717,620	$26,326,566	8,963,179	$ 89,784,897
Class L
Sold	150,272	$ 1,448,780	999 [3]	$ 10,000[3]
Dividends and/or distributions reinvested	1,712	16,086	-	-
Net increase	151,984	$ 1,464,866	999	$ 10,000
Class N4
Sold	125,353	$ 1,173,455	-	$ -
Net increase	125,353	$ 1,173,455	-	$ -
Class Y
Sold	833,648	$ 8,037,130	10,920 [3]	$ 110,000[3]
Dividends and/or distributions reinvested	15,502	145,540	-	-
Net increase	849,150	$ 8,182,670	10,920	$ 110,000

1. For the period from June 4, 2018 (commencement of operations) to December 31, 2018.
2. The Fund sold 10,000 Class A shares at a value of $100,000 to OppenheimerFunds, Inc. upon seeding of the Fund on May 7, 2018. These amounts are not reflected in the table above.
3. For the period from September 4, 2018 (inception of offering) to December 31, 2018.
4. For the period from April 18, 2019 (inception of offering) to December 31, 2019.

7. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations for the reporting period were as follows:
	Purchases	Sales
Investment securities	$74,658,996	$28,052,830
38        CARLYLE TACTICAL PRIVATE CREDIT FUND

8. Fees and Other Transactions with Affiliates
Management & Incentive Fees. Under the investment advisory agreement, the Fund pays the Adviser a management fee calculated and payable monthly in arrears at an annual rate of 1.50% of the Fund's consolidated month-end net asset value.
Additionally, under the investment advisory agreement, the Fund will pay the Adviser an incentive fee. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s Net Assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter. There is no incentive fee charged on realized or unrealized capital gains. The calculation of the incentive fee for each quarter is as follows:
No incentive fee is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s Net Assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.50%; 100% of the Fund’s pre-incentive fee net investment income is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s Net Assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 1.875% (7.50% annualized). This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.875% is referred to as the “catch-up”.
The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of the Fund’s pre-incentive fee net investment income when the Fund’s quarterly pre-incentive fee net investment income reaches 1.875% of Net Assets. Lastly, 20% of the Fund’s pre-incentive fee net investment income is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s Net Assets in respect of the relevant calendar quarter, exceeds 1.875% (7.50% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 20% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.
Incentive fees of $2,461,158 were earned by the Adviser for the year ended December 31, 2019.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2019   Continued

8. Fees and Other Transactions with Affiliates (Continued)
Transfer Agent Fees. Invesco Investment Services, Inc. (the “Transfer Agent”) serves as the transfer agent for the Fund. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings. Fees incurred with respect to these services are detailed in the Consolidated Statement of Operations. Prior to May 25, 2019, OFI Global Asset Management, Inc. served as the Transfer Agent.
Sub-Transfer Agent Fees. The Transfer Agent has retained DST Systems, Inc. (the "Sub-Transfer Agent") to serve as the Fund's distribution paying agent, sub-transfer agent and registrar. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to the transfer agent fee collected by the Transfer Agent from the Fund. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not the Fund.
Distribution and Shareholder Service Plan Fees. Invesco Distributors, Inc. (the "Distributor") served as the Fund's principal underwriter and acted as the Distributor of the Fund's shares on a best efforts basis. The Fund intends to offer its shares, on a continual basis, through the Distributor. The Fund has adopted a Distribution and Shareholder Services Plan (the "Plan") for the outstanding shares to compensate the Distributor for distributing the shares, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual distribution and shareholder service plan fee of up to 0.85% of its average monthly net assets. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations. Prior to May 25, 2019, OppenheimerFunds Distributor, Inc. served as the Distributor. See further information regarding the Distributor in Note 11.
Waivers and Reimbursements of Expenses. The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually for a one-year period to waive its management fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowing and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and other unusual and infrequent expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) in respect of the relevant month exceed 2.00% of the Fund’s month-end net asset value (the “Expense Limitation”). In consideration of the Adviser’s agreement to waive its management fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed subject to the limitation that reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser, and (ii) the Adviser reimbursement does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any Adviser reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Limitation or another expense limitation
40        CARLYLE TACTICAL PRIVATE CREDIT FUND

8. Fees and Other Transactions with Affiliates (Continued)
in place at that time. As of December 31, 2019, the estimated amount subject to reimbursement by the Fund to the Adviser under the agreement was $3,552,306, of which $1,777,212 relates to waivers and reimbursements incurred during the current period.
During the period, the Adviser waived fees and/or reimbursed the Fund as follows: $23,872 for Class A, $1,638,902 for Class I, $18,637 for Class L, $13,552 for Class N, and $82,249 for Class Y.
The following amounts are eligible for recovery at December 31, 2019: $915,818 for Class A, $2,513,557 for Class I, $22,556 for Class L, $13,552 for Class N and $86,822 for Class Y.
Year of expiration
December 31, 2021	$1,775,094
December 31, 2022	1,777,212
The Adviser has not recaptured any previously waived and/or reimbursed amounts during the reporting period.

9. Borrowings and Other Financing
Borrowings. The Fund can borrow money from financial institutions in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet repurchase obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its NAV than if it did not borrow because of the effect of leverage.
The Fund will pay interest and may pay other fees in connection with borrowings. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately on the Consolidated Statement of Operations.
The Fund via the Subsidiary has entered into a Credit Agreement (the “Agreement”) with Societe Generale and HSBC Bank USA, National Association which enables it to participate in a committed, secured borrowing facility that permits borrowings of up to $150 million, subject to change as the parties may agree from time to time. To secure the loan, the Subsidiary pledges investment securities and/or cash in accordance with the terms of the Agreement. The Fund is the guarantor of the loan. Interest is charged to the Subsidiary, based on its outstanding borrowings, at the applicable LIBOR rate plus a defined spread. Additionally, an ongoing commitment fee is paid based on a defined rate on the unused commitment amount. Total fees and interest related to its participation in the borrowing
41        CARLYLE TACTICAL PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2019   Continued

9. Borrowings and Other Financing (Continued)
facility during the reporting period equal 1.64% of the Fund's average net assets on an annualized basis. The Fund has the right to prepay such loans at any time. The scheduled maturity date of the borrowing facility is June 28, 2021.
At period end, the Fund had borrowings outstanding at an interest rate of 2.813%.
Details of the borrowings for the reporting period are as follows:
Average Outstanding Loan Balance Under the Facility	$43,146,752
Average Interest Rate of Outstanding Loan Balance (including the effect of commitment fees)	4.3650%
Interest and Fees Paid	$1,727,510
Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $3,552,301 at period end. The Fund generally will maintain with its custodian cash and/or liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these commitments have a fair value of $3,608,727 and have been included as First Lien Debt in the Consolidated Statement of Investments.

10. Acquisition Unaudited
On May 24, 2019 (“Transaction Date”), Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of OppenheimerFunds, Inc. (“OFI”), sold OppenheimerFunds, Inc. and its subsidiaries (including OFI Global Institutional, Inc.) to Invesco, a leading independent global investment management company (the "Transaction"). In turn, MassMutual and OFI's employee shareholders received a combination of common and preferred equity consideration and MassMutual became a significant shareholder in Invesco.
Also, effective on or about the Transaction Date, the independent registered public accounting firm that was previously engaged as the principal accountant to audit the Fund's financial statements, Ernst & Young LLP, resigned as auditor for the Fund. Ernst & Young LLP's decision to resign as auditor for the Fund was based upon independence concerns in light of the Transaction due to its pre-existing relationship with Invesco and not based upon any issues related to the Fund's audit. Effective June 27, 2019, the Board approved the appointment of KPMG LLP as auditor of the Fund's consolidated financial statements.
In light of the acquisition, Invesco and Carlyle determined to liquidate and dissolve OC Private Capital, LLC, the Fund’s prior investment adviser, and further determined that it would be in the best interests of the Fund and its shareholders if CGCIM, the Fund’s investment sub-adviser, became the investment adviser to the Fund pursuant to a new Investment Advisory Agreement between the Fund and CGCIM.
42        CARLYLE TACTICAL PRIVATE CREDIT FUND

10. Acquisition Unaudited (Continued)
At an in-person meeting of the Board held on September 23, 2019, the Board, including all of the Independent Trustees, approved the new Investment Advisory Agreement between the Fund and CGCIM. The Board also recommended to the Fund’s shareholders that they approve the new Investment Advisory Agreement. After considering the Board’s recommendation, the holders of a majority of the Fund’s outstanding voting securities as of September 24, 2019 approved the new Investment Advisory Agreement by written consent, effective October 24, 2019.
The Board had considered in detail a number of factors regarding the previous investment advisory agreement and the new Investment Advisory Agreement, as applicable, including: (i) the effect of the Transaction and any impact on the Fund and its shareholders, including that the Transaction was not expected to have any impact on or diminution in the services currently provided to the Fund given the fact that (x) the same portfolio management team at Carlyle would continue to provide advisory services to the Fund, (y) Invesco, Carlyle and the Fund will enter into a Transition Services Agreement, pursuant to which Invesco will provide, during the term thereof, the same types of administrative and compliance services to the Fund and Carlyle as it did prior to the Transaction and (z) Carlyle represented to the Board that, following the termination of the Transition Services Agreement, it will provide the same level of administrative and compliance services to the Fund as Invesco has provided; (ii) the nature, extent and quality of the services provided by, or to be provided by, Carlyle; (iii) the investment management capabilities and experience of Carlyle, including that the same portfolio management team would continue to manage the Fund; (iv) the Fund’s performance and the costs of the services provided and profits to be realized by Carlyle from its relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether management fee levels would reflect these economies of scale for the benefit of the Fund’s investors; (vi) other benefits to be derived by Carlyle from its relationship with the Fund; and (vii) any other information deemed relevant by the Board.
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Independent Trustees reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the new Investment Advisory Agreement. Based on this review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the new Investment Advisory Agreement and the fees payable thereunder were fair and not unreasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.
CGCIM, Invesco and the Fund have entered into a Transition Services Agreement, effective October 24, 2019, that will continue for a period of six months from the effective date of the Transition Services Agreement and may be extended for an additional three months subject to certain conditions. During the term of the Transition Services Agreement, Invesco has agreed to provide CGCIM and the Fund with certain services and/or personnel to assist CGCIM and help ensure a smooth transition subsequent to the liquidation and dissolution of
43        CARLYLE TACTICAL PRIVATE CREDIT FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2019   Continued

10. Acquisition Unaudited (Continued)
OC Private Capital, LLC. These services include, but are not limited to, financial and tax-related services, legal services, compliance services and risk management, corporate governance services and Fund oversight and administrative services.

11. Subsequent Event
Effective January 1, 2020, Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares in place of Invesco Distributors, Inc.
44        CARLYLE TACTICAL PRIVATE CREDIT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Carlyle Tactical Private Credit Fund:
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Carlyle Tactical Private Credit Fund, formerly OFI Carlyle Private Credit Fund, and subsidiary (the Fund), including the consolidated statement of investments, as of December 31, 2019, the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended, and the related consolidated notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the year then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2019, the results of its consolidated operations, changes in net assets and cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.
The consolidated statement of changes in net assets and the consolidated financial highlights for the period from June 4, 2018 (commencement of operations) to December 31, 2018, were audited by other independent registered public accountants whose report, dated March 1, 2019, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audit provides a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the Fund’s auditor since 2019.
Denver, Colorado
February 27, 2020
45        CARLYLE TACTICAL PRIVATE CREDIT FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

In early 2020, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2019.
Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $9,387,418 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
46        CARLYLE TACTICAL PRIVATE CREDIT FUND

47

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines whereby it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund (“portfolio proxies”) to the Fund's Adviser as part of the Adviser's general management of the Fund's portfolio, subject to the continuing oversight of the Board. The Adviser votes portfolio proxies in accordance with its proxy voting policies and procedures, which are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
The right to vote a portfolio proxy is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote portfolio proxies in a manner consistent with the best interest of the Fund and its shareholders. As part of this duty, the Adviser recognizes that it must vote portfolio proxies in a timely manner free of conflicts of interest and in what it perceives to be the best interest of the Fund and its shareholders.
The Adviser’s proxy voting decisions will be made by its investment committee. The Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Adviser will generally vote against proposals that may have a negative impact on Fund portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
To ensure that the vote is not the product of a conflict of interest, the Adviser requires that: (1) anyone involved in the decision making process disclose to the Adviser’s investment committee, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund and Adviser’s policies and procedures collectively describe how the Fund votes portfolio proxies. A summary description of the Fund and Adviser’s proxy voting policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
48        CARLYLE TACTICAL PRIVATE CREDIT FUND

49

MANAGEMENT OF THE FUND  Unaudited

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of four members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary.
Board of Trustees and Officers
Trustees
Name, address(1) age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee(2)
Justin Plouffe (1976)	Trustee	Indefinite Length – October 2019	Managing Director, The Carlyle Group (since 2007); Deputy Chief Investment Officer, Carlyle Global Credit Investment Management L.L.C. (since 2018); Chief Operating Officer, Carlyle Global Credit Investment Management L.L.C. (2017-2018)	1	None
Independent Trustees
50        CARLYLE TACTICAL PRIVATE CREDIT FUND

Name, address(1) age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Mark Garbin (1951)	Trustee	Indefinite Length – Since Inception	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Independent Trustee of Two Roads
Shared Trust (since 2012), Forethought
Variable Insurance Trust (since 2013),
Northern Lights Fund Trust (since
2013), Northern Lights Variable Trust
(since 2013) and Altegris KKR Master
Commitments Fund (since 2014) and
Independent Director of Oak Hill
Advisors Mortgage Strategies Fund
					(offshore), Ltd. (2015-2017)
Sanjeev Handa (1961)	Trustee	Indefinite Length – Since Inception	Managing Member, Old Orchard Lane, LLC (since 2014).	1	None
Joan McCabe (1955)	Trustee	Indefinite Length – Since Inception	CEO/Founder, Lipotriad LLC (2015- 2019); and Managing Partner, Brynwood Partners (2000-2014)	1	None

(1)	The address of each Trustee is care of the Secretary of the Fund at 225 Liberty Street, New York, NY 10281-1008.
(2)	“Interested person,” as defined in the 1940 Act, of the Fund. Mr. Plouffe is an interested person of the Fund due to his affiliation with the Adviser.
Officers
51        CARLYLE TACTICAL PRIVATE CREDIT FUND

MANAGEMENT OF THE FUND  Unaudited  Continued

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Rohit Vohra (1972)	President and Principal Executive Officer	Indefinite Length – Since August 2019	Chief Executive Officer, OC Private Capital, LLC (since 2019);
Senior Vice President, Invesco Distributors, Inc. (since 2019); Senior
Vice President, OFI Global Asset Management, Inc. (2019); Chief
Operating Officer, OC Private Capital, LLC (since 2018); Vice
President, OFI Global Asset Management, Inc. (2016-2018); Senior
Product Manager, RBC Wealth Management (2013-2016)
Julie Burley (1981)	Vice President and Treasurer; Principal Financial Officer and Principal Accounting Officer	Indefinite Length – Since Inception	Vice President, Invesco Advisers, Inc. (since 2019); Vice President, OFI Global Asset Management, Inc. (2013-2019); Senior Manager, Deloitte & Touche LLP (2010-2013)
Joseph Benedetti (1965)	Vice President and Secretary; Chief Legal Officer	Indefinite Length – Since Inception	Senior Vice President, Invesco Advisers, Inc. (since 2019); Assistant
Secretary, Harbourview Asset Management Corporation (since
2019); Assistant Secretary, Index Management Solutions, LLC
(since 2019); Assistant Secretary, OFI Global Asset Management,
Inc. (since 2019); Assistant Secretary, OFI Advisors, LLC (since
2019); Assistant Secretary, OFI Global Institutional, Inc. (since
2019); Assistant Secretary, OFI International, Ltd. (since 2019);
Assistant Secretary, OFI Private Investments, Inc. (since 2019);
Assistant Secretary, OFI SteelPath, Inc. (since 2019); Assistant
Secretary, Oppenheimer Acquisition Corporation (since 2019);
Assistant Secretary, Oppenheimer Real Asset Management, Inc.
(since 2019); Assistant Secretary, OppenheimerFunds Distributor,
Inc. (since 2019); Assistant Secretary, OppenheimerFunds, Inc.
(since 2019); Assistant Secretary, Seattle Northwest Asset
Management LLC (since 2019); Assistant Secretary, Shareholder
Services, Inc. (since 2019); Assistant Secretary, Trinity Investment
Management Corporation (since 2019); Senior Vice President and
Managing Counsel, OFI Global Asset Management, Inc. (2017-
2019); Secretary, OFI Global Trust Company (2017-2019); Assistant
Secretary, OC Private Capital, LLC (since 2017); Managing
Director, Morgan Stanley Investment Management Inc. (2005-2017)
52        CARLYLE TACTICAL PRIVATE CREDIT FUND

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Volpe (1980)	Vice President and Chief Compliance Officer	Indefinite Length – Since Inception	Chief Compliance Officer, OC Private Capital, LLC (since 2017); Vice President, OFI Global Asset Management, Inc. (2015-2019); Executive Director, Morgan Stanley Investment Management Inc. (2004-2015)
53        CARLYLE TACTICAL PRIVATE CREDIT FUND

MANAGEMENT OF THE FUND  Unaudited  Continued

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jennifer Foxson (1969)	Vice President and Chief Business Officer	Indefinite Length – Since Inception	Senior Vice President and Assistant Secretary, Invesco Advisers,
Inc. (since 2019); Senior Vice President, Harbourview Asset
Management Corporation (since 2019); Senior Vice President, Index
Management Solutions, LLC (since 2019); Senior Vice President,
OFI Advisors, LLC (since 2019); Secretary, OFI Global Asset
Management, Inc. (since 2019); Senior Vice President, OFI Global
Institutional, Inc. (since 2019); Senior Vice President, OFI Global
International, Ltd. (since 2019); Senior Vice President, OFI Private
Investments, Inc. (since 2019); Senior Vice President, OFI SteelPath,
Inc. (since 2019); Senior Vice President and Secretary, Oppenheimer
Acquisition Corp. (since 2019); Senior Vice President, Oppenheimer
Real Asset Management, Inc. (since 2019); Senior Vice President and Secretary, OppenheimerFunds, Inc. (since 2019); Senior Vice
President, Seattle Northwest Asset Management LLC (since 2019);
Senior Vice President, Shareholder Services, Inc. (since 2019);
Secretary, SNW Asset Management Corporation (since 2019);
Senior Vice President, Trinity Investment Management Corporation
(Since July 2017); Senior Vice President, OFI Global Asset
Management, Inc. (since 2018); Senior Vice President,
OppenheimerFunds Distributor, Inc. (since 2018); Senior Vice
President and Assistant Secretary, OFI Global Asset Management,
Inc. (2018-2019); Senior Vice President, OppenheimerFunds
Distributor, Inc. (2014-2017); Secretary, OppenheimerFunds
Distributor, Inc. (since 2017); Assistant Secretary, Oppenheimer
Acquisition Corp. (2017-2019); Secretary, OFI SteelPath, Inc. (since
2017); Secretary, OFI Global Institutional, Inc. (since 2017);
Secretary, OFI International, Ltd. (since 2017); Secretary,
HarbourView Asset Management Corporation (since 2017);
Assistant Secretary, OFI Global Trust Company (2017-2019);
Secretary, Seattle Northwest Asset Management LLC (since 2017);
Secretary, Oppenheimer Real Asset Management, Inc. (since 2017);
Secretary, OFI Private Investments Inc. (since 2017); Secretary,
Shareholder Services, Inc. (since 2017); Secretary, Trinity
Investment Management Corporation (Since July 2017); Secretary,
OFI Advisors, LLC (since 2017); Secretary, Index Management
Solutions, LLC (since July 2017); Secretary, OC Private Capital,
LLC (since 2017)
54        CARLYLE TACTICAL PRIVATE CREDIT FUND

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Andrew M. Peters (1977)	Vice President and Chief Risk Officer	Indefinite Length – Since Inception	Chief Risk Officer, OC Private Capital, LLC (since 2018); Vice President, OFI Global Asset Management, Inc. (2018-2019); Risk Manager, Avenue Capital (2010-2017)
Christina Zervoudakis (1981)	Vice President and Assistant Secretary	Indefinite Length – Since Inception	Assistant Secretary, Invesco Trust Company (since 2019); Vice
President, OFI Global Asset Management, Inc. (2017-2019);
Assistant Secretary, OC Private Capital, LLC (since 2017); Assistant
Secretary, OFI Global Trust Company (2017-2019); Executive
Director, Morgan Stanley Investment Management Inc. (2013-2017)
Jan Miller (1963)	Vice President and Assistant Treasurer	Indefinite Length – Since Inception	Vice President, Invesco Advisers, Inc. (since 2019); Treasurer, OFI
Global Trust Company (2018-2019); Vice President, OFI Global
Asset Management, Inc. (2014-2019); Assistant Vice President, OFI
Global Asset Management, Inc. (2012-2014); Assistant Vice
President, OppenheimerFunds, Inc. (November 2004-December
2012)
James A. Kennedy (1958)	Vice President and Assistant Treasurer	Indefinite Length – Since Inception	Senior Vice President, Invesco Advisers, Inc. (since 2019); Senior Vice President, OFI Global Asset Management, Inc. (2013-2019); Senior Vice President, OppenheimerFunds, Inc. (2006- 2012)
Lori Anello (1980)	Vice President and Assistant Treasurer	Indefinite Length – Since June 2019	Assistant Vice President and Assistant Treasurer for certain other Invesco registered investment companies

(1)	The address of each officer is care of the Secretary of the Fund at 225 Liberty Street, New York, NY 10281-1008.
Biographical Information and Discussion of Experience and Qualifications, etc.
Trustees
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Annual Report, that each Trustee should serve as a Trustee of the Fund.
Interested Trustee
55        CARLYLE TACTICAL PRIVATE CREDIT FUND

MANAGEMENT OF THE FUND  Unaudited  Continued

Justin Plouffe. Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit. He is a Director of the Adviser and a voting member of the PAAC. Mr. Plouffe focuses on investing in Carlyle’s structured credit and opportunistic credit strategies, as well as capital formation and management of the overall credit platform. Since joining Carlyle in 2007, he has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA charterholder, holds Series 7, 24, 57, 63, 79 and 99 licenses, and is associated with TCG Capital Markets L.L.C., the SEC-registered broker/dealer affiliate of The Carlyle Group.
Independent Trustees
Mark Garbin. Mark Garbin has over 20 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin is a CFA Charterholder and holds advanced degrees in international business, negotiation and derivatives.
Sanjeev Handa. Sanjeev Handa has over 30 years of experience in the financial industry sector, including global experience in the financial, real estate and securitization markets. Mr. Handa is also a board member of Greenpath Financial Wellness (since 2017), Fitch Ratings, Inc. and certain of its affiliates thereof (since 2015) and the Cameron Kravitt Foundation. Mr. Handa also serves as a member of the Investment Committee of the board of The Cooper Union for Advancement of Science and Art (since 2016). Mr. Handa has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as an established board member.
Joan McCabe. Joan McCabe has over 30 years of corporate and accounting experience, including overseeing the allocation of investment portfolios for various client types and evaluating financial statements. Ms. McCabe is also a board member of Elevation Brands (since 2017), Sensible Organics (since 2017), Gulfstream Goodwill Inc. (since 2017) and Goodwill International (since 2015). Ms. McCabe has served as a board member to a variety of companies and her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.
56        CARLYLE TACTICAL PRIVATE CREDIT FUND

CARLYLE TACTICAL PRIVATE CREDIT FUND
Adviser	OC Private Capital, LLC (until October 23, 2019); Carlyle Global Credit Investment Management L.L.C.
Sub-Adviser	Carlyle Global Credit Investment Management L.L.C. (until October 23, 2019)
Distributor	OppenheimerFunds Distributor, Inc. (until May 25, 2019); Invesco Distributors, Inc. (until December 31, 2019); Foreside Fund Services, LLC.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc. (until May 25, 2019); Invesco Investment Services, Inc.
Sub-Transfer Agent	DST Systems, Inc.
Legal Counsel	Dechert LLP
© 2020 The Carlyle Group. All rights reserved.
57        CARLYLE TACTICAL PRIVATE CREDIT FUND

PRIVACY NOTICE
As a Carlyle Tactical Private Credit Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain non-public personal information about our shareholders from the following sources:
•  The Subscription Agreement and other applications and forms.
•  Your transactions with us, our affiliates or others.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
Who We Are
This notice describes the privacy policy of the Carlyle Tactical Private Credit Fund. This notice was last updated as of November 2019. In the event it is updated or changed, we will post an updated notice on our website at www.ofiglobalcarlyle.com. If you have any questions about this privacy policy write to us at P.O. Box 219895, Kansas City, MO 64121-9895, or call us at (833) 677-3646.
58        CARLYLE TACTICAL PRIVATE CREDIT FUND

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59        CARLYLE TACTICAL PRIVATE CREDIT FUND

Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.ofiglobalcarlyle.com. The prospectus should be read carefully before investing.
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ofiglobalcarlyle.com
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833 677 3646
The Fund is distributed by Foreside Fund Services, LLC,
Three Canal Plaza, Suite 100, Portland, Maine 04101
All rights reserved.
O-CPC-AR-1 02272020

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(c)	The registrant has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)	There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Sanjeev Handa, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Handa is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The following information is provided for the year ending December 31, 2018 and December 31, 2019.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain review of the registrant’s registration statement.

	FYE 12/31/2018	FYE 12/31/2019
Audit Fees	$150,000	$185,000
Audit-Related Fees	$11,500	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1)

During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)	The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s 2019 financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)

The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the registrant’s adviser that provides ongoing services to the registrant for the last two fiscal years.

	FYE 12/31/2018	FYE 12/31/2019
Registrant	$11,500	$0
Registrant’s Investment Adviser	$0	$0

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Name	Start Date	Bio
Justin Plouffe Portfolio Manager	June 5, 2018	Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit. He is a Director of the Adviser and a voting member of the Portfolio Allocation Advisory Committee (“PAAC”). Mr. Plouffe focuses on investing in Carlyle’s structured credit and opportunistic credit strategies, as well as capital formation and management of the overall credit platform. Since joining Carlyle in 2007, he has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of

Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA charterholder, holds Series 7, 24, 57, 63, 79 and 99 licenses, and is associated with TCG Securities, L.L.C., the SEC-registered broker/dealer affiliate of The Carlyle Group.
Linda Pace Portfolio Manager	June 5, 2018	Linda Pace is a Managing Director of Carlyle and the Global Head of Loans & Structured Credit. She is a voting member of the PAAC. Previously, she was responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. Prior to joining Carlyle, Ms. Pace spent 10 years with BHF-Bank AG, where she was co-head of the bank’s Syndicated Loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million Collateralized Loan Obligation funds. Prior to that, Ms. Pace worked at Société Générale as a Corporate Credit Analyst. Ms. Pace received her undergraduate degree in French from Douglass College and her M.B.A in finance from New York University.
Brian Marcus Portfolio Manager	April 16, 2019

Brian Marcus is a Principal in Carlyle Global Credit Investment Management L.L.C. (“CGCIM”). He is based in New York. Mr. Marcus is a Portfolio Manager for the Fund and also focuses on strategic growth opportunities for the Global Credit platform. He helped develop TCG Capital Markets, a SEC-registered broker/dealer affiliate of The Carlyle Group and has been involved in acquisitions of credit management platforms.

Prior to coming to Carlyle, Mr. Marcus was with Morgan Stanley in the Principal Investments area, which used the firm’s capital in a diverse array of investments including private equity, distressed debt, and mezzanine. In this role, Mr. Marcus served as a director on a number of Boards. Previously, Mr. Marcus worked at Lehman Brothers in the mergers and acquisitions group. He received a B.S. in economics from the Wharton School of the University of Pennsylvania and currently holds Series 7, 55, and 63 licenses.

(a)(2)

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2019: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

		Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Justin Plouffe
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$0.86	1	$0.86
	Other Accounts	0	$0	0	$0
Linda Pace
	Registered Investment Companies	2	$4.08	2	$2.88
	Other Pooled Investment Vehicles	36	$18.59	36	$18.59
	Other Accounts	1	$0. 08	0	$0
Brian Marcus
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

(a)(2)(iv)

The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Carlyle-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to Other Managed Funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.

The Adviser is paid a fee based on a percentage of the Fund’s Net Assets. Certain of the Other Managed Funds pay the Adviser or its affiliates different performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Adviser retain talented investment personnel. Portfolio managers also may receive discretionary compensation through awards under the Adviser’s equity incentive plan.

(a)(4)

The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of December 31, 2019.

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
Justin Plouffe	None
Linda Pace	None
Brian Marcus	None
(1) Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

For the period covered by this Form N-CSR filing, there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1)	Not applicable.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)

Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Filed herewith.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Tactical Private Credit Fund

/s/ Rohit Vohra
By:	Rohit Vohra
Principal Executive Officer
Date:	2/20/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Rohit Vohra
By:	Rohit Vohra
Principal Executive Officer
Date: 2/20/20

/s/ Julie Burley
By:	Julie Burley
Principal Financial Officer
Date:	2/20/20